UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	Dec. 31, 2024
ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value of $0.01	OKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

The information disclosed in these Items 7.01 and 9.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 7.01		Regulation FD Disclosure

On Dec. 31, 2024, we announced the closing of the sale of our three wholly owned interstate natural gas pipeline systems to DT Midstream, Inc. effective as of 11:59 p.m. Central on Dec. 31, 2024 for a total cash consideration of $1.2 billion, subject to customary adjustments.

FORWARD LOOKING STATEMENTS:

This Current Report on Form 8-K (this “Report”), and oral statements made with respect to information contained in this Report, contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this Report that address activities, events or developments that ONEOK expects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements can be identified by the use of forward-looking or conditional words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “opportunity,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “target,” “future,” “build,” “focus,” “continue,” “strive,” “allow” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding ONEOK’s ability to achieve the intended operational, financial and strategic benefits from the consummation of the transaction with DT Midstream, Inc. (the “Transaction”), including with respect to deleveraging. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this Report. Such risks include, but are not limited to, our ability to achieve the benefits expected from, and other risks associated with, the consummation of the Transaction; the risk of potential adverse reactions or changes to business or employee relationships, including those resulting from the consummation of the Transaction; the risk that the consummation of the Transaction disrupts current plans and operations of ONEOK; changes in domestic and foreign business, market, financial, political and legal conditions; risks related to the impact of any economic downturn and any substantial decline in commodity prices; the risk of changes in governmental regulations or enforcement practices, especially with respect to environmental, health and safety matters; and other important factors that could cause actual results to differ materially from those projected. In addition, other risks and uncertainties not presently known to us or that we currently believe to be immaterial could affect the accuracy of any forward-looking statements. All such risks are difficult to predict and are beyond ONEOK’s control, including those detailed in ONEOK’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on ONEOK’s website at www.oneok.com and on the website of the Securities and Exchange Commission at www.sec.gov. All forward-looking statements are based on assumptions that ONEOK believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and ONEOK does not assume or undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number		Description

99.1		News release issued by ONEOK, Inc. dated Dec. 31, 2024.
104		Cover page interactive data file (embedded within the Inline XBRL document and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	Jan. 2, 2025	By:	/s/ Walter S. Hulse III
Walter S. Hulse III Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development

3